UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

IMAGENEBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 345
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 345-6265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IMA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 16, 2026, ImageneBio, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 below, the stockholders of the Company approved an amendment and restatement of the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) at the Annual Meeting to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2025 Plan by 850,000 shares and to include shares of common stock issuable upon conversion or exercise of convertible preferred stock and prefunded warrants in the calculation of the annual automatic share reserve increase (the “Amended Plan”). The Company’s Board of Directors had previously approved the amendment and restatement of the 2025 Plan, subject to stockholder approval.

A description of the material terms of the Amended Plan is contained in the section entitled “Proposal 3: Approval of the Amendment and Restatement of the 2025 Equity Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”). That description is incorporated into this Item 5.02 by reference. Such description, as well as the foregoing description in this Item 5.02, does not purport to be complete, and are qualified in their entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 16, 2026. As of April 28, 2026, the record date for the Annual Meeting, there were 11,279,130 outstanding shares of the Company’s voting common stock. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders elected the following two individuals to serve as Class II directors, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified or until his earlier death, resignation or removal. The final voting results are as follows:

	For	Withheld	Broker Non-Votes
David P. Bonita, M.D.	6,980,671	40,117	612,769
Joseph P. Slattery	6,985,414	35,374	612,769

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

For	Against	Abstain
7,613,075	20,477	5

Proposal 3: 2025 Amended Plan

The Company’s stockholders approved the Amended Plan. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
6,322,909	591,191	106,688	612,769

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	ImageneBio, Inc. Amended and Restated 2025 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENEBIO, INC.

Date: June 17, 2026	By:	/s/ Kristin Yarema
Kristin Yarema, Ph.D.
Chief Executive Officer